Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2026

Supplement Dated July 2, 2026

On or about June 15, 2026, Nomura Corporate Research and Asset Management Inc. ("NCRAM") was added as a sub-advisor to Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series (together, the "Funds").

Therefore, effective June 15, 2026, NCRAM is added as a sub-advisor for the Funds in the list of Portfolio Companies Available Under the Policy.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2960 07-26